Exhibit 10.24

January 23, 2017

Adam Pliska

CEO & President

WPT Enterprises, Inc.

1920 Main Street, Suite 1150

Irvine, California 92614

Re: World Poker Tour TBD Programming – Number of Episodes to be Supplied

Dear Adam:

We refer to the agreement, dated as of May 24, 2016 (as amended, the “Agreement”), between WPT Enterprises, Inc. (“WPTE”) and National Sports Programming (“Fox”), pursuant to which Fox will distribute episodes of the World Poker Tour television series and TBD Programming. Any defined terms used but not defined herein shall have the meaning set forth in the Agreement.

WPTE and Fox hereby agree that the second full paragraph of Section 1 of Exhibit A of the Agreement is amended and restated as follows:

“TBD Programming: In each Season, WPTE will supply to Fox eight (8) fully produced and broadcast quality sixty (60) minute (between forty-two minutes twenty-one seconds (42:21) and forty-four minutes twenty-one seconds (44:21) of content as determined by Fox) episodes of original programming (the “TBD Episodes” and together with the Tour Episodes, “Episodes”). The TBD Episodes will be composed of mutually agreed upon content connected with WPTE.”

Except as set forth herein, the Agreement will not otherwise be changed, altered or amended and remains in full force and effect. This letter agreement, together with the Agreement, constitutes the entire understanding and agreement between the parties with respect to the subject matter of the Agreement.

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If the above confirms your understanding, please signify your acceptance by signing below.

Sincerely,

NATIONAL SPORTS PROGRAMMING

By: _______________________________

Name: _____________________________

Title: ______________________________

Agreed and Accepted by:

WPT ENTERPRISES, INC.

By: ________________________________

Name: _____________________________

Title: ______________________________

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